                                                                 EXHIBIT 10.19.1

                              EASTERN ENTERPRISES

               MASTER TRUST WITH KEY TRUST COMPANY OF OHIO, N.A.

                               TABLE OF CONTENTS

 Article I    Participation in the Trust...................................    2
 Article II   Powers and Duties of the Trustee.............................    3
 Article III  Valuation of the Funds.......................................    9
 Article IV   Additions to and Withdrawals from the Trust..................   10
 Article V    Accounts and Records.........................................   11
 Article VI   Compensation and Expenses of the Trustee.....................   11
 Article VII  Resignation, Removal and Substitution of Trustee.............   11
 Article VIII Amendment or Termination.....................................   12
 Article IX   General Provisions...........................................   12

                              EASTERN ENTERPRISES

                               MASTER TRUST WITH

                        KEY TRUST COMPANY OF OHIO, N.A.

  This Trust Agreement ("Agreement") entered into as of the close of business on April 28, 1995, by and between EASTERN ENTERPRISES, an unincorporated voluntary association (commonly referred to as a Massachusetts business trust), (the "Company") acting through its duly appointed Retirement Committee (the "Committee") and KEY TRUST COMPANY OF OHIO, N.A., (the "Trustee") in order to hold and invest the assets of certain employee benefit plans meeting the requirements of Section 401 (a) of the Internal Revenue Code of 1986, as amended, (the "Code") established by the Company and certain of its subsidiaries and affiliates.

                                  Witnesseth:

  Whereas the Company has previously established a trust to hold the assets of certain employee benefit plans established by the Company and its subsidiaries and affiliates; and

  Whereas the Company wishes to amend, restate and continue in the form of this Agreement, with a successor trustee, the agreement (the "Prior Agreement") under which the aforesaid trust has been maintained; and

  Whereas the Company wishes to appoint Key Trust Company of Ohio, N.A. to act as Trustee under this Agreement and Key Trust Company of Ohio, N.A. is willing to accept said appointment;

  Now, Therefore, it is agreed that the Prior Agreement be amended and restated effective as of the 1st day of July, 1995, as follows:

                                   ARTICLE I

                          Participation in the Trust

  1.1. The trust under this Agreement with Key Trust Company of Ohio, N.A. as Trustee (the "Master Trust") is a continuation of a trust previously established and maintained with The Bank of New York as trustee. Under the Master Trust as herein continued, the Trustee shall receive, hold, administer, invest and reinvest all assets transferred or contributed to it from time to time with respect to those employee pension benefit plans meeting the requirements set forth in Section 1.3 hereof which are described on Exhibit A attached hereto and made a part hereof (collectively "Participating Plans" or individually a "Participating Plan"). The Committee, which is a "named fiduciary" as that term is defined in the Employee Retirement Income Security Act of 1974 as the same has been and may hereafter be amended ("ERISA"), may from time to time amend Exhibit A in writing, any such amendment to be treated as incorporated in this Agreement upon delivery to the Trustee. Amounts contributed or transferred to the Master Trust may include both employer and employee contributions. The Trustee shall accept as contributions to the Master Trust only cash or such other assets as are reasonably acceptable to it. The assets so received together with all investments made with respect thereto and proceeds thereof and all earnings and profits thereon, less payments, transfers or other distributions shall be held, managed and administered by the Trustee pursuant to the terms hereof without distinction between principal and income, and may be held in a single fund or in two or more Investment Funds (as defined in Section 2.2, below) in accordance with
Section 2.2. The Company or the Committee shall identify at the time any transfer or contribution is made to this Master Trust the share of the contribution or transferred amount that is allocable to each Participating Plan; and if there are two or more Investment Funds, the portion of the allocable share of each Participating Plan that is to be invested in each Investment Fund.

  1.2. Except as hereinafter provided, the assets of each Participating Plan allocated to any Investment Fund shall be commingled with the assets of other Participating Plans allocated to such Investment Fund. However, the Trustee shall maintain a separate account for each Participating Plan that will show the share

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

of such Participating Plan in the Master Trust and in each Investment Fund, in accordance with Section 3.3. Prior to any segregation thereof, the share of each Participating Plan in each Investment Fund shall be an undivided interest in the assets of such Investment Fund, and the income gains and losses of each Investment Fund shall be allocated proportionately among the shares therein of each Participating Plan, unless the Committee shall direct in writing that a special sub-fund or sub-funds be created within an Investment Fund to hold assets allocable solely to a particular Participating Plan. If any such sub-fund is created, income, and gains and losses with respect to the assets held in such sub-fund shall be allocated solely to the share of such Participating Plan. Except as may otherwise be permitted by ERISA and the provisions of the Code applicable to qualified plans and trusts (including rulings and regulations thereunder), (i) at no time prior to the satisfaction of all liabilities of a Participating Plan with respect to participants in such plan and their beneficiaries entitled to benefits thereunder shall any part of the share of such Participating Plan in the Master Trust be used for or diverted to any purpose other than the exclusive benefit of such participants and their beneficiaries, and defraying reasonable expenses of administering such Participating Plan and the Master Trust, (ii) such share shall not be assignable in whole or in part by a Participating Plan or by any person, natural or legal, having a beneficial interest in a Participating Plan, except in a reversion otherwise permitted by law upon the termination of such Participating Plan and the satisfaction of all liabilities thereunder. Notwithstanding (i) and (ii) above, nothing herein shall prohibit the return of contributions made by reason of a mistake of fact, or conditioned on initial qualification of a Participating Plan that does not so qualify, or conditioned on deductibility where the deduction is disallowed. The Master Trust shall, to the extent of the share of each Participating Plan, be a part of such Plan.

  1.3. An employee pension benefit plan shall be eligible to become a Participating Plan hereunder only if all of the following requirements are met:

    (a) such plan is established and/or maintained by the Company or a subsidiary or affiliate thereof;

    (b) the Master Trust established hereunder has been duly adopted as a trust under such plan;

    (c) such plan and this Master Trust constitute a qualified plan and trust under Section 401 (a) of the Code, exempt from federal income taxation under Section 501 (a) of the Code; and

    (d) such plan is permitted to commingle its assets with assets of other such qualified plans through the medium of this Master Trust so long as this Master Trust is such a qualified and exempt trust.

  1.4. An eligible plan may, with the consent of the Company or the Committee, become a Participating Plan by the acquisition of an undivided interest in the Master Trust or one or more of the Investment Funds maintained hereunder. A plan shall cease to be a Participating Plan upon withdrawal of all its interest in the Master Trust. Any company whose Participating Plan adopts and accepts this Agreement shall be deemed thereby to appoint the Company or the Committee its exclusive agent to exercise on its behalf all of the powers and authority conferred upon the Company or the Committee by the terms of this Agreement including, but not limited to, the power to amend this Agreement and to terminate the trust created hereunder. The authority of the Company and the Committee to act as such agent shall continue with respect to all funds contributed by each Participating Plan and the income therefrom until and unless the amount of such funds and income has been distributed by the Trustee as hereinafter provided.

  1.5. In the event of a conflict between the provisions of the Master Trust and a Participating Plan, the provisions of the Master Trust shall control.

                                   ARTICLE II

                        Powers and Duties of the Trustee

  2.1. The Trustee shall have only those responsibilities specifically imposed upon it by the provisions of this Agreement and neither any Participating Plan nor any other instrument to which the Trustee is not

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

a party, including but not limited to any agreement entered into between the Committee and an Investment Manager appointed pursuant to Section 2.2(b) below, shall impose any duties or obligations upon the Trustee with respect to the Master Trust without the Trustee's written consent.

  The Trustee shall discharge its duties under this Agreement solely in the interest of Participating Plan participants and beneficiaries and with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims.

  The Trustee shall have the following powers and duties, which shall be exercised by the Trustee in its sole discretion free from limitations imposed by any state law on investments of trust funds, except as otherwise provided in this Article II:

    (a) The Trustee may sell, write options on, lease for any term or terms (with or without option to purchase), transfer or exchange all or any part of the property held by it in the Master Trust and all property that may from time to time be substituted therefor or added thereto, at such prices and upon such terms and conditions and in such manner as it shall deem advisable.

    (b) The Trustee shall invest and reinvest all or such part of the Master Trust as it shall deem advisable in such notes, debentures, bonds, stocks, limited partnership interests, trust certificates and other securities or options thereon, including stocks and other securities issued by the Company or any subsidiary or affiliate thereof (all of which are herein called "securities"), loans, time and savings deposits (including savings deposits and certificates of deposit in Society National Bank or its affiliates if such deposits bear a reasonable rate of interest), commercial paper (including participation in pooled commercial paper accounts), annuity and insurance contracts (including, but not limited to, retirement income contracts or contracts of the deposit administration type or for the accumulation of interest), real estate, real estate mortgages and other kinds of property of every kind and description, as the Trustee may deem proper and suitable. The Trustee may invest in units of The Society National Bank Multiple Investment Trust for Employee Benefit Trusts or the Society National Bank EB Managed Guaranteed Investment Contract Fund or in units of any other group or common trust fund heretofore or hereafter created and administered by the Trustee, its affiliates, any Investment Manager appointed hereunder or another fiduciary hereunder (provided such other fiduciary qualifies as an investment manager under Section 3(38) of ERISA), irrespective of the proportion of the Master Trust represented by any such investment, the provisions of any Participating Plan or any delegation of authority resulting therefrom; provided, however, that any such collective trust fund shall have been determined by the Internal Revenue Service to be a "pooled fund arrangement" as described in Revenue Ruling 81-100. As long as the Trustee holds any group or common trust fund units hereunder, the instruments establishing such common trust fund (including all amendments thereto) shall be deemed to have been adopted and made a part of this Master Trust, and each Participating Plan.

    (c) The Trustee may (i) exercise any exchange privileges, conversion privileges and/or subscription rights available in connection with any property at any time held by it; (ii) consent to, or dissent from, the reorganization, consolidation, merger or readjustment of the finances of, or the sale, mortgage, pledge or lease of the property of, any corporation, company or organization, any of the securities of which may at any time be held by it; (iii) deposit any property held hereunder with any protective, reorganization or similar committee and delegate discretionary power thereto; and (iv) do any act with reference to the matters in this paragraph, including but not limited to the exercise of options, making of agreements or subscriptions and the payment of expenses, assessments or subscriptions, which the Trustee may deem necessary or advisable in connection therewith.

    (d) The Trustee may retain for such time as it may deem advisable any property acquired by it pursuant to the preceding paragraph or transferred to it by a Participating Plan, whether or not such property would normally be purchased as an investment hereunder.

    (e) The Trustee may vote any stock or other securities and exercise any right appurtenant to any stock, other securities or other property held hereunder, either in person or by general or limited proxy, power of attorney or other instrument.


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

    (f) The Trustee may hold securities in bearer form and may register securities and other property held in the Master Trust in its own name or in the name of a nominee, combine certificates representing securities with certificates of the same issue held by the Trustee in other fiduciary capacities, and deposit, or arrange for deposit of property with any depository but the books and records of the Trustee shall at all times show that all such securities are part of the Master Trust.

    (g) The Trustee may manage, operate, repair and improve any real or personal property held by it in the Master Trust.

    (h) The Trustee may (i) renew or extend or participate in the renewal or extension of any debt owing to the Master Trust, upon such terms as it may deem advisable, and agree to a reduction in the rate of interest on any such debt or to any other modification or change in the terms of any mortgage or of any guarantee pertaining thereto, in such manner and to such extent as it may deem advisable for the protection of the Master Trust or the preservation of the value of the investment; (ii) waive any default whether in the performance of any covenant or condition of any evidence of such indebtedness or mortgage or the performance of any guarantee or enforce any rights available to the Trustee by reason of any such default in such manner and to such extent as it may deem advisable; (iii) exercise and enforce any and all rights of foreclosure, bid in property at foreclosure, take a deed in lieu of foreclosure with or without paying a consideration therefor and in connection therewith release the obligation on any note or other evidence of indebtedness secured by such mortgage; and
  (iv) exercise and enforce in any action, suit or proceeding at law or in equity any rights or remedies in respect to any such debt, mortgage or guarantee.

    (i) The Trustee may hold in its or its affiliates banking department uninvested and unproductive of income, without liability for interest thereon, except such as may be allowed in accordance with its regulations, such part of the Master Trust as is reasonable under the circumstances.

    (j) The Trustee may settle, compromise or submit to arbitration any claims, debts or damages due to or owing from the Master Trust, commence, and defend suits or legal proceedings, and act, in its capacity as Trustee, as the named party in all suits or legal proceedings brought by or against the Master Trust.

    (k) The Trustee may make, execute and deliver, as Trustee, with or without a provision for no individual liability on its part, any and all conveyances, notes, contracts, waivers, releases, leases, assignments, mortgages, options, powers of attorney or other instruments in writing that the Trustee may deem necessary or advisable in administering the Master Trust.

    (l) The Trustee may employ suitable agents and counsel (who may be counsel for the Company or a subsidiary or affiliate thereof) and pay their reasonable compensation and expenses.

    (m) The Trustee may, with the prior written authorization of the Committee, lend any securities held in the Master Trust (including any Investment Fund created pursuant to Section 2.2 if the Investment Manager has consented) to broker-dealer(s) or bank(s), and in connection therewith enter into any securities loan agreement(s), be entitled to receive a reasonable fee as it and the Committee may agree, to deliver to any such broker-dealer(s), or bank(s), such securities and to permit the loaned securities to be transferred into the name of and voted by the borrower or others.

    (n) The Trustee may form or join with others in the formation of such corporations as shall be deemed advisable in connection with the administration or distribution of the assets of this Master Trust and transfer to any such corporation such property as the Trustee shall in its discretion deem advisable.

    (o) The Trustee may transfer such portion of the Master Trust as the Committee shall direct to any insurance company for one or more policies, annuity or other contracts, whether or not they are group contracts, including contracts which provide for the allocation of amounts thereunder to the insurance company's general account and/or to one or more of its separate accounts maintained for the collective investment of assets of qualified retirement plans.

    (p) Without limitation of the foregoing, the Trustee may do all such acts, execute all such instruments, undertake all such proceedings and exercise all such rights, powers and privileges in

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

  relation to any assets constituting a part of the Master Trust, as it may deem necessary or advisable to carry out the purposes of this Agreement.

  2.2. The Committee shall have the following powers and responsibilities with respect to the assets held in the Master Trust.

    (a) The Committee may direct the Trustee from time to time to divide and redivide the assets held in the Master Trust into two or more funds ("Investment Funds"), which Investment Funds shall bear such designation as the Committee shall determine. At the time of the first division and of each redivision, the Committee may specify the part of the assets held in the Master Trust to be allocated to each Investment Fund, and the Committee may reallocate all or any part of such assets between or among the Investment Funds from time to time.

    (b) From time to time the Committee may designate an Investment Manager, who shall be (i) registered as an Investment Adviser under the Investment Advisers Act of 1940, (ii) a bank, as defined in that Act, or (iii) an insurance company qualified to perform investment services under the laws of more than one State of the United States, and who acknowledges in writing to the Company and the Trustee that it is a fiduciary with respect to the assets of the Master Trust under such Investment Manager's control with authority to direct the investment and reinvestment of an Investment Fund or Funds specified in such notice and with such additional authority as may be specified therein. The Investment Manager shall not be the agent of the Trustee. The Committee may by similar notice modify or terminate such designation and authority from time to time. So long as, and to the extent that, any such designation is in effect, the Trustee (i) shall invest, reinvest and retain the Investment Fund assigned to an Investment Manager in accordance with the instructions received from such Investment Manager, and (ii) with respect to assets in such Investment Fund shall follow any instructions received by it from such Investment Manager as to the exercise by the Trustee of its powers under subsections (a) through (e) of Section 2.1 of this Article II. So long as, and to the extent that, no such designation is in effect, the Trustee shall invest, reinvest and retain, in accordance with its own discretion, subject to subsection (c) of this Section 2.2, that part of the Master Trust not assigned to an Investment Manager.

    (c) The Committee may designate itself as the fiduciary responsible for and having the authority to direct the investment and reinvestment of an Investment Fund and to exercise with respect thereto the powers granted to an Investment Manager. In the case of any such designation the Committee shall be treated (with respect to its investment responsibilities and authority) as an Investment Manager for purposes of this Agreement.

    (d) The Committee may designate an Investment Fund as a special purpose or limited purpose fund that is to be managed (whether by the Committee, the Trustee or an Investment Manager) in accordance with special objectives or limitations or investment practices (such as, but not limited to, approximating the results of a designated market index).

  2.3. When Investment Funds have been established pursuant to Section 2.2:

    (a) The Committee shall regularly notify each designated Investment Manager of the anticipated cash requirements for disbursements from the Investment Fund or Funds under its direction, and the Investment Manager shall direct the Trustee to hold cash funds uninvested in such amounts and for such periods of time as may appear to be reasonably necessary to meet such cash requirements. Notwithstanding the appointment of an Investment Manager the Trustee is authorized in its discretion to invest and reinvest the cash forming a part of any Investment Fund, which it has not been directed to hold uninvested or as to which specific investment directions have not otherwise been received, in such certificates of deposit of Society National Bank, variable demand notes, corporate money market instruments such as commercial paper and U.S. Treasury bills and notes, repurchase agreements or other evidences of indebtedness which are payable on demand or which generally have a maturity date of not more than fifteen
  (15) months from the time of acquisition and including units of any common trust fund holding any such investments administered by the Trustee, as the Trustee in its sole discretion deems suitable for the account. The Trustee is subject to the fiduciary

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

  responsibility provisions of ERISA with respect to, but does not guarantee, any such obligation, deposit, note, or other investment made by it from loss, depreciation, or diminution in value.

    (b) The Investment Manager shall place the buy or sell orders pertaining to the investments which are subject to the direction of the Investment Manager with the brokers, or other persons through whom such transactions shall be accomplished. The Trustee's sole duty and obligation relating to investments which are subject to the direction of the Investment Manager shall be to accept and pay for any property of any nature whatsoever that it may be directed by the Investment Manager to accept and pay for, and to deliver against payment therefor, any property of any nature whatsoever which it may be directed by such Investment Manager to deliver against payment therefor. The Trustee shall use its best efforts to consummate any such acceptance and payment, or delivery against payment, as it may be directed so to do, and this shall constitute the Trustee's sole duty with respect to such trading.

    (c) Payment of the costs of the acquisition, sale or exchange of any security or other property for an Investment Fund shall be charged to such Investment Fund. In the absence of a direction from the Committee to the contrary, other payments and disbursements from the Master Trust shall be charged to such part of the Master Trust as the Trustee deems advisable.

    (d) All instructions from an Investment Manager (or from persons authorized by an Investment Manager) to the Trustee shall be in writing and shall be complete in all reasonable and necessary details. The Trustee may, in its discretion, accept directions by telephone or telegraph confined in writing or by any other means of communication which it believes to be genuine (including communications received through the facilities of an institutional delivery system of a depository) provided that the Trustee shall not be liable for executing or failing to execute any such directions or for any mistake in the execution of any such instruction, nor shall the Trustee have any duty to question such instructions or incur liability for following such instructions, except in each case for liability arising out of its negligence or willful default.

    (e) In the event that an Investment Manager appointed hereunder is authorized and empowered by the Committee to invest and reinvest all or any part of the Master Trust allocated to its Investment Fund in units of any common, collective or commingled trust fund maintained by said Investment Manager, as a qualified trust under the provisions of Section 401(a) and exempt under the provisions of Section 501(a) of the Code then, notwithstanding any provision in this Agreement expressed or implied to the contrary, upon direction of the Investment Manager, the Trustee shall make such transfers to the Investment Manager, as trustee of a common, collective or commingled trust fund described above, as are necessary to implement the foregoing.

    (f) Notwithstanding the provisions of this Agreement which place restrictions upon the actions of the Trustee, or the Investment Manager, to the extent monies or other assets are utilized to acquire units of any collective or group trust, the terms of the common, collective or group trust indenture shall solely govern the investment duties, responsibilities and powers of the trustee of such common, collective or group trust, and to the extent required by law, such terms, responsibilities and powers shall be incorporated herein by reference and shall be part of this Agreement. The Trustee shall have no duty or responsibility as to the safekeeping of such assets or as to the investment and reinvestment of the same, except that the Trustee shall require such statements and reports from such Investment Manager as may be necessary to enable the Trustee to carry out its recordkeeping and reporting duties under this Agreement. The Trustee shall enter into and execute such agreements, receipts and releases as shall be required to carry out the directions of the Committee with respect to the transfer of any assets of the Master Trust to or from an Investment Manager.

    (g) To the extent that provisions of Sections 2.2 and 2.3 are inconsistent with other provisions of Article II hereof, the provisions of Sections 2.2 and 2.3 shall be controlling.

  2.4 Income received by the Master Trust shall be added periodically to the principal of the Master Trust, by the Trustee. The profits and losses of the Master Trust shall be allocated to the principal of the Master Trust.


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

  2.5. Notwithstanding anything herein to the contrary, the Trustee may enter into a transaction or retain a trust investment which may, or in fact does, give rise to unrelated business taxable income either through the exercise of the Trustee's sole investment authority hereunder or pursuant to the directions of the Committee or an Investment Manager.

  2.6. No person dealing with the Master Trust or the Trustee shall be required to inquire as to the authority of the Trustee to do any act or to see to the application of funds or other property paid or delivered to or upon the order of the Trustee, and any issuing insurance company may treat as binding and conclusive upon it any action which the Trustee may take with respect to any annuity or insurance contract held by the Trustee.

  2.7. Neither the Trustee nor the Committee (except insofar as it shall act as an Investment Manager) shall be responsible for the investment of any part of the Master Trust allocated to an Investment Manager. Except as required by ERISA, the Trustee shall be under no duty to question or make inquiry as to any direction, notification or order or failure to give a direction, notification or order by the Committee or an Investment Manager and shall be under no duty to make any review of investments acquired for an Investment Fund managed by the Committee or an Investment Manager and under no duty at any time to make any recommendation with respect to disposing of or continuing to retain any such investments.

  The Company hereby indemnifies and holds the Trustee or its nominee harmless from any and all actions, claims, demands, liabilities, losses, damages or reasonable expenses of whatsoever kind and nature in connection with or arising out of (1) any action taken or omitted in good faith, or any investment or disbursement of any part of the Master Trust made by the Trustee, in accordance with the directions of the Committee or any inaction with respect to any Committee managed Investment Fund or with respect to any investment previously made at the direction of the Committee in the absence of directions from the Committee therefor, or (2) any action taken or omitted in good faith by the Trustee with respect to an Investment Fund managed by an Investment Manager in accordance with any direction of the Investment Manager or any inaction with respect to any such Investment Fund in the absence of directions from the Investment Manager, or (3) any action taken in good faith by the Trustee pursuant to a notification of an order to purchase or sell securities issued by an Investment Manager or the Committee directly to a broker or a dealer, or (4) any failure by the Trustee to pay for any property purchased by an Investment Manager for the Master Trust by reason of the insufficiency of funds in the Master Trust; provided, that nothing in this paragraph shall be deemed to indemnify or hold harmless the Trustee or its nominee with respect to, or relieve the Trustee or its nominee from, liability arising out of its misfeasance or negligence.

  Anything hereinabove to the contrary notwithstanding, the Company shall have no responsibility to the Trustee or its nominee under the foregoing indemnification if the Trustee or such nominee knowingly participated in or knowingly concealed any act or omission of the Committee or any Investment Manager knowing that such act or omission constituted a breach of fiduciary responsibility, or if the Trustee or such nominee fails to perform any of the duties undertaken by it under the provisions of this Agreement, or if the Trustee or such nominee fails to act in conformity with the directions of an authorized representative of the Investment Manager or the Committee; provided, however, that if the Trustee or a nominee has knowledge of a breach committed by an Investment Manager, the sole responsibility of the Trustee or such nominee, except as otherwise provided in ERISA, shall be to notify the Company in writing thereof and the Company shall thereafter assume full responsibility to all persons interested in the Master Trust to remedy said breach.

  2.8. No allocation or delegation by the Company or the Committee of any of their respective powers, authorities, or responsibilities hereunder to the Trustee shall become effective unless such allocation or delegation is specifically set forth in this Agreement or shall first be accepted by the Trustee in a writing signed by it and delivered to the Company or the Committee as the case may be.

  2.9. The Committee shall provide the Trustee with copies of the plan documents for all Participating Plans and all agreements with all Investment Managers appointed by the Committee and all other documents amending or supplementing such documents and agreements and the Trustee shall be entitled to rely upon the Committee's attention to that obligation and shall be under no duty to inquire of the Committee as to the existence of any such documents and agreements not provided by the Committee hereunder.

                                  ARTICLE III

                             Valuation of the Funds

  3.1. Fair Market Value Determination. Subject to Section 3.2 below, the assets of each Participating Plan, Investment Fund and the total assets of the Master Trust shall be valued by the Trustee, for the purpose of establishing the fair market value thereof, as of the last business day of each calendar month or such other date or dates as may be agreed upon by the Company or Committee and the Trustee (hereinafter referred to as a "Valuation Date") in accordance with the following procedure:

    (a) All securities and other property held therein shall be valued at fair market value or, if the market value is not readily ascertainable, shall be valued at such amount as shall be deemed by the Trustee to represent the fair market value thereof.

    (b) An asset purchased but not paid for shall not be included for valuation purposes as an asset held until paid for and delivered to the Trustee, provided the Trustee may in its discretion include such an asset for valuation purposes as though the asset was paid for and delivered.

    (c) An asset sold but not delivered shall be included for valuation purposes as an investment held until delivered to the purchaser and the proceeds received, provided the Trustee may in its discretion exclude such an asset for valuation purposes as though the asset was delivered to the purchaser and the proceeds received.

    (d) To the value thus determined there shall be added (i) interest accrued but not collected on any interest bearing obligation and dividends declared but not collected on stock, which, if sold, would be sold ex-dividend, (ii) the uninvested cash balance held therein.

    (e) From the aggregate value so obtained there shall be deducted all accrued charges and expenses and any reserve for contingencies or unliquidated liabilities which are appropriate under sound accounting principles.

  3.2. Valuation of Investments Directed or Made by the Committee or Investment Managers. Notwithstanding anything herein to the contrary, with respect to any asset acquired by or at the direction of the Committee or an Investment Manager, the Trustee will only be responsible for valuing such asset if the asset is publicly traded or reported on a pricing service to which the Trustee subscribes. The Committee or, if so designated by the Committee, the Investment Manager, will be responsible for valuing all other assets so acquired for all purposes of the Master Trust.

  3.3. Allocation to Participating Plans. Subject to Sections 1.1 and 1.2, above, the Trustee shall maintain a separate bookkeeping account ("Participating Plan Account") reflecting the share in the Master Trust of each Participating Plan. As of each Valuation Date, the Trustee shall adjust each Participating Plan Account to appropriately reflect the fair market value thereof and the net cost thereof and in making such adjustments shall specifically take into account the following factors properly attributable to such monthly period in accordance with generally accepted accounting principles: (a) benefits paid from each Participating Plan; (b) costs and expenses allocable thereto; (c) realized gains and losses allocable thereto;
(d) income (whether received or accrued) allocable thereto; and (e) contributions to each such Participating Plan. If the share of a Participating Plan is invested in more than one Investment Fund, separate sub- accounts shall be maintained in a similar manner to reflect the share of the Participating Plan in each such Investment Fund.

                                  ARTICLE IV

                  Additions to and Withdrawals from the Trust

  4.1. Additions to and withdrawals from the Master Trust shall be deemed to be made and shall be accounted for as though being made only as of a Valuation Date, and only upon the basis of the value on such date. The Committee shall have the right from time to time to direct the Trustee to accept additions to or make withdrawals from the Master Trust.

  4.2. The Trustee shall make such payments from the Master Trust at such time or times and to such person or persons, trusts, corporations or other organizations as the Committee shall direct in writing, including (a) direct payments to a participant in a Participating Plan or the beneficiary of such a participant, (b) payment to an insurance company to purchase an annuity contract for such a participant or beneficiary, (c) payment to a trustee of a trust maintained as part of another plan (or to the issuer of an annuity contract that is part of such a plan) for the benefit of such a participant or beneficiary and (d) payments of administrative expenses of a Participating Plan; provided however, that (i) such written directions shall designate the Participating Plan from which each payment is made and the Trustee shall charge the payment to the Participating Plan Account of such Participating Plan and (ii) no payment from a Participating Plan shall exceed the share in the Master Trust of such Participating Plan on the date such payment is made. Any amount so paid or delivered to a paying agent shall be held in trust by such paying agent until disbursed in accordance with the Participating Plan with respect to which the payment or distribution is made.

  4.3. Upon written direction from the Committee, the Trustee shall segregate, transfer and deliver such part of the share of a Participating Plan in the Master Trust as may be specified in such direction to any other tax-qualified trust established as part of the Participating Plan for the purpose of funding benefits thereunder, or, if the Committee shall so direct, shall hold such segregated share, in trust, as a separate trust governed by the same provisions as the terms of this Agreement, as if such Participating Plan (a "Segregated Plan") were the sole Participating Plan thereunder, or if there is more than one Segregated Plan, as if such Segregated Plans as the Committee shall so direct were the sole Participating Plans thereunder, except that if an entity other than the Company has adopted a Segregated Plan or Plans as the sponsoring employer in lieu of the Company, and has also adopted such separate trust as part of the Segregated Plan or Plans, such adopting entity shall thereafter be deemed to be "the Company" under the provisions of such separate trust. The adoption of any Segregated Plan or Plans and of any such separate trust by an entity other than the Company shall be evidenced by a written instrument signed by such entity and delivered to the Trustee.

  4.4. If a Participating Plan shall cease to meet any of the requirements for participation set forth in Article I hereof, the entire interest of such Participating Plan in the Master Trust shall be paid out to the trust described in Section 4.3 as of the Valuation Date next succeeding the date of the Trustee's receipt of notice of that fact, whether or not any notice of intention to withdraw such interest shall have been given.

  4.5. In the event that it shall become necessary to make a physical segregation of the assets of the Master Trust allocable to any Participating Plan Account, there shall be set apart to such Participating Plan Account from the Master Trust such assets as the Trustee shall determine, with the approval of the Committee, having a then fair market value equal to the fair market value credited to the Participating Plan Account as of the Valuation Date with respect to which such segregation is made. If the Committee approves a distribution in any form other than cash or directs such a distribution under
Section 4.2 or Section 4.3, then the Company shall undertake to discharge any responsibility which may be imposed under any Participating Plan or by applicable law to ensure compliance with any Federal or State securities laws, requirements or restrictions in connection therewith.

                                   ARTICLE V

                             Accounts and Records

  5.1. The Trustee shall keep accurate and detailed accounts and records of all investments, receipts, disbursement and other transactions involving the Master Trust as the Committee and the Trustee shall agree upon, and all such accounts and records shall be open to inspection at any reasonable time by any person designated by the Committee. Within forty-five (45) days following the close of each calendar year and at such other times as may be required by the Committee the Trustee shall render an account to the Committee, setting forth all receipts, disbursements and other transactions effected by it during such year, together with an inventory of all investments held in the Master Trust at the end of the year.

  5.2. The Trustee from time to time may, but shall not be required to, settle its account by delivering to the Committee one or more copies of a written account setting forth in detail all the transactions of the Master Trust during any preceding period for which an account has not theretofore been filed pursuant to this Section. The Committee may approve any such account by written notice of approval delivered to the Trustee, and shall be deemed to have approved any such account by failure to express objection thereto in a writing delivered to the Trustee within sixty days following the due date (including extensions provided by law) for the filing of the Annual Return/Report for each Participating Plan with respect to the latest period covered by any such account. In the event of such written approval, or approval by such failure to object, such account shall be final and the Trustee shall be forever released and discharged as to the Company with respect to all errors, if any, as may be set forth in such account as though such account had been settled by the decree of a court of competent jurisdiction unless such errors were caused by the Trustee's own bad faith, fraud, or willful misconduct.

                                  ARTICLE VI

                   Compensation and Expenses of the Trustee

  6.1. The Trustee shall be entitled to receive reasonable fees for its services hereunder in accordance with the schedule of fees attached hereto and incorporated herein as Exhibit B (which Exhibit may be amended prospectively at any time upon ninety (90) days prior written notice to the Committee) and shall be entitled to receive reimbursement for all reasonable expenses incurred by it in the administration of this Agreement. Unless paid directly by the Company, any proper charges and disbursements incurred by the Trustee in the performance of its duties hereunder, including fees for legal services rendered to the Trustee whether during or after the time it is acting hereunder, shall be paid from the Master Trust. All taxes of any and all kinds whatsoever that may be levied or assessed under existing or future laws upon or in respect of the Master Trust or the income thereof shall be a charge against the Master Trust; provided, however, in the event that the Company shall notify the Trustee that, in the opinion of its counsel, any such taxes are unlawfully or excessively assessed or threatened to be assessed, the Trustee shall, at the expense of the Company, join with the Company to contest the validity of such assessment in any manner deemed appropriate by the Company or its counsel.

                                  ARTICLE VII

               Resignation, Removal and Substitution of Trustee

  7.1. The Trustee at the time acting hereunder may resign and be discharged from the Master Trust created hereby by giving sixty (60) days' notice in writing to the Company, unless the Company shall accept as adequate a shorter notice. Any Trustee hereunder may be removed by the Company at any time with or without cause upon sixty (60) days' written notice, unless the Trustee shall accept as adequate a shorter notice. Such resignation or removal, as the case may be, shall take effect at such time as a successor Trustee shall have been appointed and shall have accepted such appointment, as hereinafter provided. Any Trustee so resigning or removed shall make no surrender charge with respect thereto.

  7.2. In the case of the resignation or removal of the Trustee or in case a vacancy shall arise in the trusteeship from any cause, a successor Trustee shall be appointed by the Board of Trustees of the Company, and an instrument in writing advising of such appointment shall be delivered to the successor Trustee so appointed and to the Trustee ceasing to act if it be in existence.

  7.3. Any successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and the Trustee an instrument in writing accepting such appointment, and thereupon n such successor Trustee, without any further act, deed or conveyance, shall become vested with all of the estates, properties, rights, powers and duties of its predecessor in the Master Trust hereunder with like effect as if originally named as Trustee herein; but nevertheless, on the written request of the Company or of the successor Trustee, the Trustee ceasing to act shall execute and deliver any instrument transferring to such successor Trustee, upon the Trusts herein expressed, all of its estates, properties, rights and powers hereunder, and shall duly assign, transfer and deliver the property held in the Master Trust to such successor Trustee. No successor Trustee shall have any duty or obligation to inquire into the administration of the Trust hereunder by any prior Trustee nor be responsible for any act or failure to act of any prior Trustee.

                                  ARTICLE VIII

                            Amendment or Termination

  8.1. Subject to the limitations set forth in Section 1.2 of Article I hereof, the Company has reserved, and does hereby reserve, the right at any time, (a) to terminate this Master Trust and any trust created hereby, in whole or in part, or (b) to amend this Agreement and any trust created hereby in any respect. Any such termination or amendment shall be expressed in an instrument executed by the Company and, in the case of an amendment, by the Trustee. Such instrument shall become effective as of the date designated in such instrument or, if no such date is designated, upon the date of the execution of such instrument. If the Trustee is unable or unwilling to execute any such amendment, it may resign or be removed by the Company as above provided. No amendment to this Agreement shall affect the Trustee's rights, duties or responsibilities unless the Trustee consents thereto in writing.

                                   ARTICLE IX

                               General Provisions

  9.1. Except as otherwise provided in a Participating Plan or in Section 1.2 of Article I hereof, no interest or expectancy of the Participating Plans or any participant or beneficiary thereunder in the assets, earnings and profits of the Master Trust shall be transferable or assignable or subject to alienation, encumbrance, garnishment, attachment, anticipation, execution or levy of any kind, voluntary or involuntary, while in the possession or control of the Trustee, except as may otherwise be required by law.

  9.2. This Agreement and the Master Trust shall be construed, regulated and administered according to ERISA and, to the extent not preempted thereby, the laws of the State of Ohio.

  9.3. The Trustee shall be fully protected in relying upon a certification signed by one or more of the members of the Committee (as shall be designated in a written instrument signed by all the members of the Committee and filed with the Trustee) with respect to any instruction, direction or approval of the Committee, and in continuing to rely upon such certification and/or instrument until a subsequent one is filed with the Trustee. The Trustee shall be fully protected in relying upon the genuineness of any instrument, certificate, or paper reasonably believed by it to be genuine and to be signed or presented by the proper person(s), and the Trustee shall be under no duty to make any investigation or inquiry as to any statement contained in any such writing but may accept the same as conclusive evidence of the truth and accuracy of the statements therein contained. The Trustee shall have no duty to see to the proper application of any part of the Master Trust if distributions are made in accordance with the written directions of the Committee as herein provided, nor shall the Trustee be responsible for the adequacy of the Master Trust to meet and discharge any and all distributions and liabilities under any Participating Plan. All persons dealing with the Trustee are released from inquiry into the decisions or authority of the Trustee and from seeing to the application of any moneys, securities, or other property paid or delivered to the Trustee.

  9.4. In accepting the trust hereby created, the Trustee acts solely as trustee hereunder and not in its individual capacity, and all persons, other than the Company, having any claim against the Trustee by reason of the transactions contemplated hereby shall look only to the assets of the Master Trust for payment or satisfaction thereof.

  9.5. In any application to the courts for an interpretation of this Agreement or for an accounting by the Trustee, only the Trustee and the Company shall be necessary parties; and, unless otherwise ordered by the court entertaining jurisdiction thereover, no employee shall be entitled to any notice or service of process. Any final judgment entered in such an action or proceeding shall be conclusive upon all persons claiming under this Master Trust.

  9.6. The Trustee, in accordance with the written instructions of the Company, shall withhold any tax which by any present or future law is required to be withheld from any payment made hereunder.

  9.7. The Trust created by this document shall be known as the Eastern Enterprises Master Trust.

  9.8. Reference is hereby made to the Declaration of Trust establishing Eastern Gas and Fuel Associates (now known as Eastern Enterprises) dated July 18, 1929, as amended, a copy of which is on file in the office of the Secretary of the Commonwealth of Massachusetts. The name Eastern Enterprises refers to the trustees under said Declaration of Trust as trustees and not personally; and no trustee, shareholder, officer or agent of Eastern Enterprises shall be held to any personal liability in connection with the affairs of said Eastern Enterprises but the trust estate only is liable.

  In Witness Whereof, the Company and the Trustee have caused this Master Trust Agreement to be executed this 28th day of April 1995, on their behalf by their duly authorized officers as of the date first above written.

                                          Eastern Enterprises

                                                     /s/ L.W. Law, Jr.
                                          By: _________________________________
                                                   Senior Vice President

                                          And

                                                     /s/ J. Scholtens
                                          _____________________________________
                                                         Treasurer

                                          Key Trust Company of Ohio, N.A.

                                                    /s/ M. H. Halloran
                                          By: _________________________________
                                                       Trust Officer

                                          And

                                                       /s/  J. Ruff
                                          _____________________________________
                                                      Vice President

                                   EXHIBIT A

                                     TO THE

                              EASTERN ENTERPRISES

                               MASTER TRUST WITH

                        KEY TRUST COMPANY OF OHIO, N.A.

  The following is a listing of the employee pension benefit plans of the Company which shall be permitted to invest in the Master Trust.

    1. Eastern Enterprises Headquarters Retirement Plan.

    2. Boston Gas Company Retirement Plan.

    3. Midland Enterprises Inc. Salaried Retirement Plan.